UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2024

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)
(737)
281-0101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐
Digital Realty Trust, L.P.:	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Digital Realty Trust, Inc.: ☐
Digital Realty Trust, L.P.: ☐

Item 8.01. Other Events.
On February 23, 2024, Digital Realty Trust, Inc. (the “Company”) and Digital Realty Trust, L.P. (the “Operating Partnership”) entered into an amendment (the “Amendment”) of their existing ATM Equity Sales Agreement (as amended, the “Sales Agreement”) with BofA Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Huntington Securities, Inc., ING Financial Markets LLC, Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as sales agent, forward seller and/or principal (collectively, the “Agents”), and Bank of America, N.A., Bank of Montreal, Barclays Bank PLC, BNP Paribas, Citibank, N.A., Deutsche Bank AG, London Branch, Jefferies LLC, JPMorgan Chase Bank, National Association, New York Branch, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Nomura Global Financial Products, Inc., Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank, UBS AG London Branch and Wells Fargo Bank, National Association, as forward purchasers (collectively, the “forward purchasers”), to increase the number of shares to be sold under the Sales Agreement pursuant to a continuing offering program. Prior to the Amendment, the Company had offered and sold shares of its common stock having an aggregate gross sales price of $1,241,726,894.43 under the Sales Agreement through February 23, 2024. Following the Amendment, as of February 23, 2024, the Company may offer and sell shares of its common stock having an aggregate offering price of up to $2,000,000,000. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment filed as Exhibit 1.1 to this Current Report on Form
8-K
and incorporated herein by reference.
In connection with the Amendment, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement, dated February 23, 2024, to its shelf registration statement on Form
S-3
(File Nos.
333-270596
and
333-270596-01),
which was filed with the SEC and became effective on March 16, 2023, pursuant to Rule 424(b) under the Securities Act of 1933, as amended. An opinion of Venable LLP with respect to the validity of shares of the Company’s common stock that may be offered and sold pursuant to the prospectus supplement and the accompanying prospectus is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

1.1	Amendment No. 1 to ATM Equity Sales Agreement, dated as of February 23, 2024, among Digital Realty Trust, Inc. and Digital Realty Trust, L.P. and BofA Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Huntington Securities, Inc., ING Financial Markets LLC, Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as agents and forward sellers, Bank of America, N.A., Bank of Montreal, Barclays Bank PLC, BNP Paribas, Citibank, N.A., Deutsche Bank AG, London Branch, Jefferies LLC, JPMorgan Chase Bank, National Association, New York Branch, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Nomura Global Financial Products, Inc., Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank, UBS AG London Branch and Wells Fargo Bank, National Association, as forward purchasers.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: February 23, 2024

Digital Realty Trust, Inc.

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary